As filed with the Securities and Exchange Commission on
                                 August 5, 1998
================================================================================

                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  PATHNET, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                                             52-1941838
          --------                                             ----------
   (State of incorporation                                   (IRS Employer
       or organization)                                    Identification No.)


   1015 31ST STREET, N.W., WASHINGTON, DC                        20007
   --------------------------------------                        -----
  (Address of principal executive offices)                     (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------
       None                                                    None


         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

333-52247 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, PAR VALUE $.01 PER SHARE
                                (Title of Class)
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

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Information with respect to the Common Stock of the Registrant is incorporated herein by reference to the section captioned "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-52247) filed with the Securities and Exchange Commission on May 8, 1998 (the "Form S-1 Registration Statement") as such may be amended, including by any prospectus filed by the Company pursuant to Rule 424(b) promulgated under the Securities Act of 1933 ("Rule 424(b)"), as amended. Any such prospectus subsequently filed pursuant to Rule 424(b) is incorporated herein by reference.


ITEM 2.  EXHIBITS

         Exhibit
         Number                             Description
         ------                             -----------

            1.    Form of Amended and Restated Certificate of
                  Incorporation of the Registrant.*

            2.    Form of Amended and Restated Bylaws of the Registrant.**

---------------

*        Incorporated by reference to Exhibit 3.1 to the Form
         S-1 Registration Statement.

**       Incorporated by reference to Exhibit 3.2 to the Form
         S-1 Registration Statement.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    PATHNET, INC.


                                    By: /s/ Michael A. Lubin
                                    ------------------------
                                    Name:  Michael A. Lubin
                                    Title: Vice President, General Counsel
                                           and Secretary
Dated: August 5, 1998